UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319
______________________________________________

Fort Dearborn Income Securities, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Item 1. Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Annual Report
September 30, 2008

Fort Dearborn Income Securities, Inc.

November 14, 2008

Dear shareholder,
 We present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2008.

Performance
For the 12 months ended September 30, 2008, the Fund declined 6.60% on a net asset value basis, and posted a decline of 0.62% on a market price basis. Over the same period, the Fund’s Lipper Corporate Debt Funds BBB-Rated peer group median lost 7.59% on a net asset value basis, and 15.63% on a market price basis, while the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), lost 4.07%. (For more performance information, please refer to “Performance at a glance” on page 7.)

While the Fund outperformed its peer group on a net asset value basis, it underperformed its benchmark primarily due to exposure to non-agency mortgage-backed securities (MBS) that are not held in the benchmark. While the allocation to these non-index positions was modest, these securities performed poorly in the wake of the downturn in the US residential mortgage market.

Fort Dearborn Income
Securities, Inc.

Investment goal:
Current income consistent with external interest rate conditions and total return

Portfolio Manager:
Michael Dow*
UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

During the period, neither the Fund nor the Index used leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire 12-month period. The Fund’s average discount over the 12 months ended September 30, 2008, was 9.28%, somewhat more than its Lipper peer group’s average median discount of 8.49%. However, toward the end of the period, the Fund’s discount narrowed. This brought the Fund in line with its peer group in August 2008. By the end of the

*	A portfolio management change occurred during the reporting period. As of February 6, 2008, Michael Dow, Head of US Long Duration Fixed Income, assumed primary responsibility for the day-to-day management of Fort Dearborn Income Securities, Inc., replacing Thomas D. Clarkson.

Fort Dearborn Income Securities, Inc.

reporting period, however, the Fund’s discount was 6.4%, less than its peer group’s median discount of 14.7%.

A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	The US economy was mixed during the 12-month reporting period. Looking back, the US Department of Commerce reported that third quarter 2007 gross domestic product (“GDP”) growth was a strong 4.8%. However, the economy then contracted, with GDP growth just 0.2% during the fourth quarter of 2007. A variety of factors contributed to the economy’s weakness, including the faltering housing market and tepid consumer and business spending.

Amidst fears that the US economy was headed for a recession—defined as two consecutive quarters of negative growth—GDP grew 0.9% and 2.8% during the first and second quarters of 2008, respectively. The accelerating economy was due in part to rising exports and buoyancy from the declining dollar, which made US goods more attractive overseas.

However, GDP growth reversed in the third quarter of 2008. After a sharp decline in personal spending, an intensification of the credit crunch and ongoing housing market weakness, estimates for third quarter GDP growth sank to –0.3%.

Q.	How did the Federal Reserve Board (the “Fed”) and US Treasury Department react to the challenging economic and market environment?
A.	The reporting period was characterized by increased market volatility and, ultimately, a series of events that have been compared to the turmoil experienced during the Great Depression. For more than a year, the fallout from the subprime mortgage market has taken its toll on the credit markets and has essentially led to a seizing up of credit at the end of September 2008. During the 12-month period, the Fed was aggressive in attempting to stabilize the markets and keep the

Fort Dearborn Income Securities, Inc.

US economy from falling into a recession. For example, the Fed and central banks in other countries have pumped billions of dollars of liquidity into the financial system in an attempt to facilitate normal market operations.

The Fed and the Treasury Department have also taken a number of actions to support the financial system and restore confidence in the financial markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms to take loans from its discount window. During the month, it also helped to orchestrate the purchase of Bear Stearns by JPMorgan Chase. Hopes that this would restore order to the markets and ease the credit crunch proved to be overly optimistic, however.

By the end of the third quarter of 2008, it was apparent that the troubles in the US credit markets were spreading to other sectors of the market and the world. This led to a series of dramatic actions by the US government, including the Treasury Department’s takeover of mortgage finance companies Fannie Mae and Freddie Mac, and the government taking control of insurance giant AIG.

During the month of September, Lehman Brothers filed for bankruptcy, Bank of America announced its intention to acquire Merrill Lynch, and Goldman Sachs and Morgan Stanley changed their status to become bank holding companies.

The Treasury Department also proposed a $700 billion plan to purchase distressed mortgages from the books of financial companies. After the US House of Representatives rejected the Treasury Department’s initial proposal, a revised plan was approved on October 3, after the reporting period ended.

In addition, the Fed joined several other central banks from around the world in a coordinated interest rate cut on October 8, after the reporting period had ended, followed by another cut on October 29. Together, these reductions brought the federal funds rate from 2.0% to 1.0%.

Q.	How did the overall bond market perform in this environment?
A.	While the stock market garnered most of the press given its periods of unprecedented volatility, the fixed income markets were also active during the 12-month period. Treasury yields moved in response to rising inflationary pressures and expectations regarding future Fed monetary policy.

Fort Dearborn Income Securities, Inc.

Treasury yields ultimately moved lower—and their prices moved higher—given the Fed’s interest rate cuts and increased investor risk aversion. Overall, during the 12-month reporting period, two-year Treasury yields fell from 3.97% to 2.00%, while 10-year Treasury yields moved from 4.59% to 3.85%. During the 12 months ended September 30, 2008, the overall US bond market, as measured by the Lehman Brothers US Aggregate Index, returned 3.85%.

Even though the bond market as a whole rose during the 12-month period, this was largely driven by rising Treasury prices, following several flights to quality, which were triggered by periodic market turmoil. In contrast, other sectors in the fixed income market performed poorly. For example, during the 12 months ended September 30, 2008, corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, declined 4.79% and municipal bonds, as measured by the Lehman Brothers Municipal Bond Index, fell 1.87%. In both cases, their prices fell sharply in September as investors largely shunned securities with potential underlying risk.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	Early in the reporting period, we lengthened the Fund’s duration to a neutral position as we felt prices had moved to what we considered to be fair value. (Duration measures a portfolio’s sensitivity to changes in interest rates.) At the end of November 2007, we adjusted the Fund’s duration to be slightly less than the benchmark’s as disarray in the credit markets caused longer-term interest rates to approach historically low levels. In our view, these events priced in an unduly dire economic outlook.

As interest rates moved sharply higher in May and early June 2008, they moved closer to our estimate of fair value, and we increased the Fund’s duration, bringing it in line with that of the benchmark.

Q.	How did you position the Fund during the reporting period?
A.	We viewed the periods of market volatility and their subsequent pricing dislocations as opportunities to adjust the Fund’s portfolio.

• In the securitized sectors, we focused on securities whose valuations had, in our view, become attractive following the various flights to quality in the bond market. For example, we increased our exposure to Agency mortgage-backed securities at what we believed were historically attractive levels, benefiting performance.

Fort Dearborn Income Securities, Inc.

	•	As previously mentioned, the Fund’s holdings of nonagency MBS detracted from performance as delinquencies and defaults in the US housing market exceeded historic norms and market expectations. Unlike agency MBS, which are issued and guaranteed by the government-sponsored enterprises, nonagency MBS have neither an implicit, nor explicit, government guarantee.

	•	We gradually reduced the Fund’s exposure to high yield securities throughout the reporting period. Overall, this benefited performance.

	•	We maintained an underweight to corporate bonds during the reporting period. During the first half of the reporting period, we believed the sector was overvalued compared to Treasuries. Corporate bond spreads—the difference between the yield paid on US Treasury bonds and corporate securities with the same maturities—were at historically low levels, and we did not believe that they offered appropriate compensation for the risk they entailed. An underweight positioning contributed to the Fund’s performance as corporate bonds underperformed Treasuries following a February 2008 flight to quality.

As the period progressed, corporate spreads widened sharply, given increased investor risk aversion. We then increased the Fund’s exposure and moved closer to a neutral position relative to the Index. In particular, we favored defensive industries that we believed would perform despite the weakening economy—such as energy and healthcare.

	•	During the reporting period, we increased the Fund’s exposure to high-quality municipal bonds as their yields became increasingly attractive, in our view, versus those offered by Treasury securities of similar duration. This helped the Fund’s performance modestly.

	•	We increased the Fund’s exposure to certain Treasury Inflation-Protected Securities (TIPS), special types of Treasury notes or bonds that are designed to offer protection from inflation. In particular, we purchased TIPS that offered what we believed to be relatively attractive yields. As expectations for inflation came down significantly in the third quarter, the TIPS position detracted from performance.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect

Fort Dearborn Income Securities, Inc.

volatility to remain high. As the credit crunch largely continues, and the effects of the slowing housing market are felt, the outlook for the US economy remains uncertain. Looking ahead, we plan to monitor closely the factors likely to influence the Fed’s future decisions on interest rates, including the state of the financial markets, inflation and the overall strength of the economy.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Fort Dearborn Income Securities, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Head of US Long Duration Fixed Income
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended September 30, 2008. The views and opinions in the letter were current as of November 14, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/08

Net asset value returns	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	–6.60%	2.01%	4.43%

Lipper Corporate Debt Funds BBB-Rated median	–7.59%	2.29%	4.28%

Market price returns

Fort Dearborn Income Securities, Inc.	–0.62%	3.55%	4.97%

Lipper Corporate Debt Funds BBB-Rated median	–15.63%	–0.35%	3.10%

Index returns

Investment Grade Bond Index(1)	–4.07%	2.56%	4.84%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

(1)	Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present — 5% Lehman Brothers US Agency Index (7+ years), 75% Lehman Brothers US Credit Index (7+ years), 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities) and 10% Lehman Brothers US Treasury Index (7+ years). Investors should note that indices do not reflect fees and expenses.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics*	09/30/08	03/31/08	09/30/07

Net assets (mm)	$121.2	$136.9	$137.6

Weighted average maturity (yrs.)	15.86	15.15	15.48

Modified duration†	8.3%	8.6%	8.6%

Credit quality**	09/30/08	03/31/08	09/30/07

AAA	40.0%	34.7%	38.0%

AA	8.0	7.1	8.2

A	24.5	22.9	20.1

BBB	23.6	20.0	21.1

BB	0.7	1.6	1.1

B	0.8	5.5	5.9

CCC	0.4	2.0	3.0

Non-rated	0.6	3.1	0.8

Cash equivalents	4.7	3.7	0.9

Other assets, less liabilities	(3.3)	(0.6)	0.9

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.
**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.
†	Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in yield of the portfolio’s holdings.

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of September 30, 2008 (unaudited)

Bonds
Corporate bonds
Aerospace & defense	0.37%
Agriculture	0.76
Automobiles	0.70
Beverages	0.79
Building materials	0.22
Capital markets	1.22
Chemicals	1.64
Commercial banks	3.83
Commercial services	1.16
Consumer finance	0.71
Diversified financial services	8.34
Diversified telecommunication services	5.28
Electric utilities	5.70
Energy equipment & services	0.92
Environmental control	0.54
Food	0.87
Food & staples retailing	0.50
Health care providers & services	1.23
Household durables	0.57
Insurance	2.36
Media	3.22
Multi-utilities	0.88
Office electronics	0.41
Oil, gas & consumable fuels	4.47
Paper & forest products	0.48
Pharmaceuticals	5.23
Pipelines	0.20
Real estate investment trusts (REITs)	0.84
Retail	2.17
Road & rail	1.70
Software	0.41
Wireless telecommunication services	1.57

Total corporate bonds	59.29

Asset-backed securities	3.03
Mortgage & agency debt securities	13.84
Municipal bonds	4.24
US government obligations	18.17

Total bonds	98.57
Short-term investment	4.71

Total investments	103.28
Liabilities, in excess of cash and other assets	(3.28)

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—98.57%

Corporate bonds—59.29%

Canada—1.71%
Anadarko Finance Co.,
Series B,
7.500%, due 05/01/31	$380,000	$348,455

Canadian National Railway Co.,
6.375%, due 11/15/37	625,000	598,458

6.900%, due 07/15/28	285,000	287,169

Canadian Natural Resources Ltd.,
6.750%, due 02/01/39	1,020,000	840,939

Total Canada corporate bonds		2,075,021

Cayman Islands—0.92%
Transocean, Inc.,
6.800%, due 03/15/38	535,000	490,865

7.500%, due 04/15/31	620,000	619,974

Total Cayman Islands corporate bonds		1,110,839

Luxembourg—0.64%
Telecom Italia Capital SA,
6.375%, due 11/15/33	1,060,000	772,528

Netherlands—0.98%
Deutsche Telekom International Finance BV,
6.750%, due 08/20/18	520,000	481,962

E. ON International Finance BV,
6.650%, due 04/30/38(1)	725,000	704,167

Total Netherlands corporate bonds		1,186,129

Spain—0.33%
Telefonica Emisiones SAU,
6.221%, due 07/03/17	440,000	404,963

Switzerland—1.07%
Credit Suisse,
6.000%, due 02/15/18	1,485,000	1,293,733

United Kingdom—2.79%
Abbey National PLC,
7.950%, due 10/26/29	750,000	724,153

AstraZeneca PLC,
6.450%, due 09/15/37	745,000	712,332

British Telecommunications PLC,
9.125%, due 12/15/30	365,000	364,119

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United Kingdom—(concluded)
Royal Bank of Scotland Group PLC,
7.640%, due 09/29/17(2),(3)	$700,000	$521,513

SABMiller PLC,
6.500%, due 07/01/16(1)	650,000	629,962

Vodafone Group PLC,
5.625%, due 02/27/17	480,000	426,672

Total United Kingdom corporate bonds		3,378,751

United States—50.85%
Abbott Laboratories,
6.150%, due 11/30/37	635,000	594,274

Allergan, Inc.,
5.750%, due 04/01/16	1,820,000	1,750,336

Allstate Corp.,
5.950%, due 04/01/36	550,000	448,360

American Honda Finance Corp.,
7.625%, due 10/01/18(1)	225,000	223,714

American International Group, Inc.,
5.850%, due 01/16/18	875,000	439,204

Anheuser-Busch Cos., Inc.,
6.450%, due 09/1/37	400,000	324,068

Apache Corp.,
6.000%, due 01/15/37	575,000	486,004

Archer-Daniels-Midland Co.,
6.450%, due 01/15/38	350,000	315,739

AT&T, Inc.,
6.450%, due 06/15/34	995,000	853,750

6.500%, due 09/01/37	975,000	829,413

Bank of America Corp.,
5.420%, due 03/15/17	2,200,000	1,751,204

Bear Stearns Cos.,
7.250%, due 02/01/18	1,310,000	1,260,711

BellSouth Corp.,
6.550%, due 06/15/34	1,015,000	870,190

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	850,000	749,060

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	840,000	842,809

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Caterpillar Financial Services Corp.,
5.450%, due 04/15/18	$340,000	$304,177

CIT Group, Inc.,
3.354%, due 12/22/08(2)	175,000	172,492

Citigroup, Inc.,
6.125%, due 11/21/17	1,535,000	1,270,986

6.875%, due 03/05/38	1,465,000	1,198,320

Comcast Corp.,
6.950%, due 08/15/37	2,250,000	1,919,144

Consolidated Edison Co. of New York, Inc.,
Series 2008-A,
5.850%, due 04/01/18	340,000	322,793

Series 2008-B,
6.750%, due 04/01/38	340,000	321,467

CRH America, Inc.,
6.000%, due 09/30/16	310,000	267,152

CVS Caremark Corp.,
6.250%, due 06/01/27	1,050,000	945,364

Daimler Finance N.A. LLC,
8.500%, due 01/18/31	845,000	849,030

Dominion Resources, Inc.,
Series B,
5.950%, due 06/15/35	495,000	409,509

Dow Chemical Co.,
5.700%, due 05/15/18	155,000	142,784

DTE Energy Co.,
6.350%, due 06/01/16	705,000	657,336

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	316,823

ERAC USA Finance Co.,
7.000%, due 10/15/37(1)	440,000	309,898

8.000%, due 01/15/11(1)	1,065,000	1,089,542

Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,015,000	920,077

Florida Power & Light Co.,
5.650%, due 02/01/35	355,000	317,239

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
Florida Power Corp.,
6.350%, due 09/15/37	$215,000	$202,094

Fortune Brands, Inc.,
5.375%, due 01/15/16	765,000	694,459

General Electric Capital Corp.,
5.875%, due 01/14/38	1,820,000	1,341,795

GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	900,000	844,913

GMAC LLC,
6.875%, due 09/15/11	1,915,000	854,448

Goldman Sachs Group, Inc.,
6.150%, due 04/01/18	675,000	561,272

6.750%, due 10/01/37	1,085,000	724,335

Hartford Financial Services Group, Inc.,
6.000%, due 01/15/19	510,000	446,154

HSBC Bank USA N.A.,
5.625%, due 08/15/35	855,000	650,197

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	865,712

Johnson & Johnson,
5.850%, due 07/15/38	175,000	170,166

JP Morgan Chase Capital XXV,
Series Y,
6.800%, due 10/01/37	1,100,000	843,209

JPMorgan Chase & Co.,
6.400%, due 05/15/38	555,000	479,825

Kinder Morgan Energy Partners LP,
5.125%, due 11/15/14	580,000	529,455

5.800%, due 03/15/35	1,130,000	841,570

7.400%, due 03/15/31	265,000	245,164

Kraft Foods, Inc.,
6.875%, due 01/26/39	440,000	400,769

Kroger Co.,
6.900%, due 04/15/38	650,000	603,156

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17(4)	585,000	731

6.875%, due 05/02/18(4)	785,000	98,125

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
McDonald’s Corp.,
6.300%, due 03/01/38	$275,000	$265,020

Merck & Co. Inc.,
6.400%, due 03/01/28	520,000	539,276

Merrill Lynch & Co., Inc.,
5.700%, due 05/02/17	400,000	327,406

6.875%, due 04/25/18	365,000	322,934

MetLife, Inc.,
Series A,
6.817%, due 08/15/18	665,000	629,226

MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	900,000	736,713

Morgan Stanley,
6.625%, due 04/01/18	750,000	496,343

7.250%, due 04/01/32	355,000	193,826

Mosaic Co.,
7.375%, due 12/01/14(1)	950,000	983,506

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	945,000	1,044,849

News America, Inc.,
6.200%, due 12/15/34	695,000	554,116

Norfolk Southern Corp.,
5.750%, due 04/01/18	340,000	327,727

Northrop Grumman Systems Corp.,
7.125%, due 02/15/11	425,000	451,153

Nustar Logistics,
7.650%, due 04/15/18	575,000	578,056

Oncor Electric Delivery Co.,
6.800%, due 09/01/18(1)	425,000	377,855

Oracle Corp.,
6.500%, due 04/15/38	550,000	500,027

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	476,647

Pemex Project Funding Master Trust,
5.750%, due 03/01/18(1)	685,000	648,215

Philip Morris International, Inc.,
6.375%, due 05/16/38	695,000	611,345

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)
PPL Energy Supply LLC,
6.000%, due 12/15/36	$370,000	$277,827

Progressive Corp.,
6.250%, due 12/01/32	275,000	248,388

Prologis,
5.625%, due 11/15/15	825,000	721,293

Prudential Financial, Inc.,
6.625%, due 12/01/37	425,000	356,826

PSEG Power LLC,
8.625%, due 04/15/31	695,000	751,629

Safeway, Inc.,
7.250%, due 02/01/31	645,000	655,665

San Diego Gas & Electric Co.,
Series FFF,
6.125%, due 09/15/37	450,000	416,123

Schering-Plough Corp.,
6.550%, due 09/15/37	525,000	480,853

Simon Property Group LP,
5.375%, due 06/01/11	300,000	295,591

South Carolina Electric & Gas Co.,
6.500%, due 11/01/18	105,000	105,165

Southern California Edison Co.,
Series 2006-E,
5.550%, due 01/15/37	375,000	324,892

Sprint Capital Corp.,
6.875%, due 11/15/28	1,280,000	857,600

Target Corp.,
6.500%, due 10/15/37	290,000	266,396

7.000%, due 07/15/31	305,000	306,140

Teva Pharmaceutical Finance LLC,
5.550%, due 02/01/16	715,000	664,595

Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	533,736

Time Warner, Inc.,
7.625%, due 04/15/31	1,030,000	894,411

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	307,216

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Union Electric Co.,
6.700%, due 02/01/19	$340,000	$328,314

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	865,000	761,535

Valero Energy Corp.,
6.625%, due 06/15/37	360,000	310,655

7.500%, due 04/15/32	885,000	831,280

Verizon Communications, Inc.,
6.900%, due 04/15/38	520,000	460,938

Verizon New York, Inc.,
Series B,
7.375%, due 04/01/32	1,085,000	947,129

Wachovia Bank N.A.,
5.850%, due 02/01/37	1,175,000	522,752

Wal-Mart Stores, Inc.,
6.500%, due 08/15/37	900,000	844,438

Washington Mutual Bank,
5.500%, due 01/15/13*	750,000	937

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17*(1),(2),(3)	1,300,000	1,625

Waste Management, Inc.,
6.100%, due 03/15/18	700,000	653,736

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	557,080

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	1,180,000	923,460

Weyerhaeuser Co.,
7.375%, due 03/15/32	665,000	583,107

Xerox Corp.,
6.350%, due 05/15/18	540,000	493,614

Total United States corporate bonds		61,619,704

Total corporate bonds (cost—$86,680,629)		71,841,668

Asset-backed securities—3.03%

United States—3.03%
Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	316,173

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
CPL Transition Funding LLC,
Series 2002-1, Class A5,
6.250%, due 01/15/17	$3,000,000	$2,976,989

Small Business Administration,
Series 2004-P10B, Class 1,
4.754%, due 08/10/14	389,124	377,564

Total asset-backed securities (cost—$4,021,450)		3,670,726

Mortgage & agency debt securities—13.84%

United States—13.84%
Federal Home Loan Mortgage Corp.,‡
3.500%, due 05/29/13	890,000	874,784

4.875%, due 06/13/18	1,610,000	1,631,761

5.000%, due 01/30/14	30,000	31,076

Federal Home Loan Mortgage Corp. Gold Pool,‡
#E01127,
6.500%, due 02/01/17	127,752	132,369

Federal National Mortgage Association,‡
3.500%, due 04/28/11	190,000	190,185

3.875%, due 07/12/13	1,340,000	1,336,672

5.250%, due 08/01/12	245,000	247,832

5.625%, due 07/15/37	1,500,000	1,589,847

Federal National Mortgage Association Grantor Trust,‡
Series 2002-T19, Class A1,
6.500%, due 07/25/42	304,090	316,831

Federal National Mortgage Association Pools,‡
#688066,
5.500%, due 03/01/33	341,965	342,237

#793666,
5.500%, due 09/01/34	1,675,744	1,674,459

#802481,
5.500%, due 11/01/34	297,224	296,996

#596124,
6.000%, due 11/01/28	213,496	218,059

#253824,
7.000%, due 03/01/31	98,377	103,920

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
Federal National Mortgage Association, REMIC,‡
Series 1993-106, Class Z,
7.000%, due 06/25/13	$43,031	$44,618

Federal National Mortgage Association,‡
6.000%, TBA	5,160,000	5,226,110

Government National Mortgage Association Pool,
#781029,
6.500%, due 05/15/29	66,673	68,670

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,300,000	979,218

Residential Funding Mortgage Securitization I, Inc.,
Series 2006-S6, Class M2,
6.000%, due 07/25/36	1,277,309	319,327

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	1,212,685	1,145,683

Total mortgage & agency debt securities (cost—$18,040,232)		16,770,654

Municipal bonds—4.24%

Illinois—1.82%
Illinois State Taxable Pension,
5.100%, due 06/01/33	2,350,000	2,207,355

New Jersey—2.42%
New Jersey Economic Development Authority Revenue Bonds,
Series B,
10.792%, due 02/15/18(5)	5,000,000	2,937,150

Total municipal bonds (cost—$4,667,586)		5,144,505

US government obligations—18.17%

US Treasury Bonds,
4.750%, due 02/15/37	4,235,000	4,530,129

8.125%, due 08/15/19	165,000	221,448

US Treasury Inflation Indexed Bonds (TIPS),
2.000%, due 01/15/16	8,620,707	8,516,318

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

	Face
Security description	amount	Value

Bonds—(concluded)

US government obligations—(concluded)

US Treasury Notes,
2.375%, due 08/31/10	$3,335,000	$3,360,533

3.125%, due 08/31/13	3,680,000	3,708,174

3.875%, due 05/15/18	1,675,000	1,685,991

Total US government obligations (cost—$22,123,431)		22,022,593

Total bonds (cost—$135,533,328)		119,450,146

	Shares

Short-term investment—4.71%

Other—4.71%
UBS Supplementary Trust—U.S. Cash Management Prime Fund,
2.851%(6),(7) (cost—$5,707,328)	5,707,328	5,707,328

Total investments—103.28% (cost—$141,240,656)		125,157,474

Liabilities, in excess of cash and other assets—(3.28%)		(3,979,912)

Net assets—100.00%		$121,177,562

Notes to portfolio of investments
*	As of September 29, 2008, the Fund is no longer accruing income on this security.
‡	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the value of these securities amounted to $4,968,484 or 4.10% of net assets.
(2)	Floating rate security—The interest rate shown is the current rate as of September 30, 2008.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Security is in default.
(5)	Rate shown reflects annualized yield at September 30, 2008 on zero coupon bond.
(6)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for
Security	Value at	year ended	year ended	Value at	the year ended
description	09/30/07	09/30/08	09/30/08	09/30/08	09/30/08

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$1,247,839	$60,527,508	$56,068,019	$5,707,328	$118,769

(7)	The rate shown reflects the yield at September 30, 2008.

Fort Dearborn Income Securities, Inc.

Portfolio of investments—September 30, 2008

GMAC	General Motors Acceptance Corp.
GSR	Goldman Sachs Residential
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—September 30, 2008

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$135,533,328)	$119,450,146

Investments in affiliated issuers, at value (cost—$5,707,328)	5,707,328

Total investments (cost—$141,240,656)	125,157,474

Interest receivable	1,802,942

Receivable for investments sold	175,336

Other assets	830

Total assets	127,136,582

Liabilities:
Payable for investments purchased	5,625,848

Payable for investment advisory fees	155,668

Payable for directors’ fees	40

Accrued expenses and other liabilities	177,464

Total liabilities	5,959,020

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	135,120,133

Undistributed net investment income	957,576

Accumulated net realized gain from investment transactions	1,183,035

Net unrealized depreciation on investments	(16,083,182)

Net assets	$121,177,562

Net asset value per share	$13.81

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of operations

For the year ended
September 30, 2008

Investment income:
Interest	$8,293,074

Affiliated interest	118,769

Total investment income	8,411,843

Expenses:
Investment advisory fees	616,020

Professional fees	113,300

Reports and notices to shareholders	75,800

Custody and accounting fees	49,600

Transfer agency fees	46,200

Directors’ fees	33,900

Listing fees	23,816

Franchise taxes	6,800

Insurance expense	4,424

Other expenses	9,900

Total expenses	979,760

Net investment income	7,432,083

Realized and unrealized gains (losses) from investment activities:
Net realized gain from investment transactions	1,498,471

Net change in unrealized depreciation of investments	(17,499,626)

Net realized and unrealized loss from investment activities	(16,001,155)

Net decrease in net assets resulting from operations	$(8,569,072)

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statements of changes in net assets

	For the years ended September 30,

	2008	2007

From operations:
Net investment income	$7,432,083	$7,204,905

Net realized gain from investment transactions	1,498,471	1,473,837

Net change in unrealized depreciation of investments	(17,499,626)	(2,721,889)

Net increase (decrease) in net assets resulting from operations	(8,569,072)	5,956,853

Dividends and distributions to shareholders from:
Net investment income	(7,020,532)	(7,020,532)

Net realized gains	(831,056)	—

Total dividends and distributions to shareholders	(7,851,588)	(7,020,532)

Net decrease in net assets	(16,420,660)	(1,063,679)

Net assets:
Beginning of period	137,598,222	138,661,901

End of period (including undistributed net investment income of $957,576 and $534,665, respectively)	$121,177,562	$137,598,222

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding through each year is presented below:

	For the years ended September 30,

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$15.68	$15.80	$16.23	$16.48	$16.46

Net investment income(1)	0.85	0.82	0.81	0.80	0.83

Net realized and unrealized losses from investment transactions	(1.83)	(0.14)	(0.28)	(0.12)	(0.01)

Net increase (decrease) from investment operations	(0.98)	0.68	0.53	0.68	0.82

Dividends from net investment income	(0.80)	(0.80)	(0.82)	(0.82)	(0.80)

Distributions from net realized gains	(0.09)	—	(0.14)	(0.11)	—

Total dividends and distributions	(0.89)	(0.80)	(0.96)	(0.93)	(0.80)

Net asset value, end of year	$13.81	$15.68	$15.80	$16.23	$16.48

Market price per share, end of year	$12.92	$13.86	$14.04	$14.74	$14.84

Total net asset value return(2)	(6.60)%	4.40%	3.46%	4.17%	5.13%

Total market price return(3)	(0.62)%	4.31%	2.01%	5.68%	6.54%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$121.2	$137.6	$138.7	$142.5	$144.6

Ratio of expenses to average net assets	0.72%	0.77%	0.74%	0.74%	0.70%

Ratio of net investment income to average net assets	5.45%	5.20%	5.19%	4.81%	5.05%

Portfolio turnover	185%	130%	93%	78%	101%

Number of shares outstanding at end of year (in thousands)	8,776	8,776	8,776	8,776	8,776

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

the close of the foreign markets. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s NAV. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency (“FHFA”) placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At September 30, 2008, the Fund held TBA securities with a total cost of $5,284,969.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, particular to a specific industry, country, state or region.

Capital stock
At September 30, 2008, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2008, no new shares were issued as part of the dividend reinvestment plan.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2008, the Fund owed UBS Global AM $155,668 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2008, were as follows: debt securities, excluding short-term securities and US government debt obligations, $83,771,475 and $76,173,593, respectively; and US government debt obligations, $160,225,294 and $167,858,321, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the years ended September 30, 2008 and 2007 were as follows:

Distributions paid from:	2008	2007

Ordinary income	$7,020,532	$7,020,532

Net long-term capital gains	831,056	—

	$7,851,588	$7,020,532

At September 30, 2008, the components of accumulated earnings (deficit) on tax basis were as follows:

Undistributed ordinary income	$2,059,142

Undistributed long-term capital gains	87,344

Net unrealized depreciation of investments	(16,089,057)

Total accumulated deficit	$(13,942,571)

Fort Dearborn Income Securities, Inc.

Notes to financial statements—September 30, 2008

For federal income tax purposes the tax cost of investments and the components of net unrealized depreciation of investments at September 30, 2008 were as follows:

Tax cost of investments	$141,246,531

Gross unrealized appreciation	853,866

Gross unrealized depreciation	(16,942,923)

Net unrealized depreciation	$(16,089,057)

The difference between book-basis and tax-basis net unrealized depreciation of investments is attributable to wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2008, the Fund’s accumulated undistributed net investment income was increased by $11,360, accumulated net realized gain from investment activities was decreased by $11,359 and capital stock was decreased by $1. These differences are primarily due to paydown losses.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the year ended September 30, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended September 30, 2008.

Fort Dearborn Income Securities, Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 21, 2008

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of June 30, 2008, UBS Global AM had approximately $160 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $741 billion in assets under management worldwide as of June 30, 2008.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0030. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-800-647 1568.

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site:www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commission at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commission, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to Computershare

Fort Dearborn Income Securities, Inc.

General information (unaudited)

at Computershare Dividend Reinvestment Services, P.O. Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on May 29 and 30, 2008 (the “Meeting”), the Board, consisting entirely of Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 23, 2008, May 29, 2008 and May 30, 2008, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance based on net asset value appeared in one of the top three performance quintiles for all periods presented. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund fees and expenses—When considering the fees and expenses borne by the Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee rate was lower than the median of the Fund’s Lipper expense group and that total expenses for the Fund were in the third quintile of its expense group. In addition, the Board noted that the Fund’s net assets were lower than the median of its expense group, which results in higher non-management fees and expenses.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last two calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. The Board paid specific attention to the cost allocation methodology used in the profitability analysis noting that the Advisor had enhanced the methodology and reporting of the profitability analysis based on comments from the Board during the annual investment advisory review process last year and throughout the year. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was reasonable. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Advisor also explained to the Board the reasons for the

Fort Dearborn Income Securities, Inc.

Board approval of investment advisory agreement (unaudited)

decrease in profitability of the Fund from last calendar year to this calendar year. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

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Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal

Non-interested Directors

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Adela Cepeda; 50 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

Frank K. Reilly; 72 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Director	Since 1993	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).

Edward M. Roob; 74 UBS Global AM One North Wacker Drive Chicago, Illinois 60606	Director	Since 1993	Mr. Roob is retired (since 1993).

J. Mikesell Thomas; 57 1353 Astor Place Chicago, Illinois 60610	Director	Since 2002	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since July 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001–2004).

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and was mailed to shareholders on or about October 16, 2008.

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005) and director of Amalgamated Bank of Chicago.

Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM— Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global Asset Management (Americas), Inc. (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since March 2008) and a senior manager (since 2004) (prior to which she was an associate director) (since 2000) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM— Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Fort Dearborn Income Securities, Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Fort Dearborn Income Securities, Inc.

New York Stock Exchange certifications (unaudited)

Fort Dearborn Income Securities, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2007 annual meeting of shareholders, it filed a certification with the NYSE on November 29, 2007 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Adela Cepeda	Edward M. Roob
Frank K. Reilly	J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
 For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $35,000 and $34,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2008 and 2007 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:
In each of the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,440 and $4,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2008 and September 30, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser (“adviser affiliate”) and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2008 and September 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)

For the fiscal years ended September 30, 2008 and September 30, 2007, the aggregate fees billed by E&Y of $211,849 and $6,650, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$6,940	$6,650

Non-Covered Services	204,909	-

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas and Ms. Cepeda.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions, without charge, online on the Fund’s website (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy policy of UBS Global AM is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (2) (i) Portfolio Manager

Michael Dow

(a) (2) (ii) (A) Registered Management Investment Companies

The portfolio manager is responsible for 6 Registered
Management Investment Company (not including the Registrant) totaling approximately $1.4 Billion.

(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 17 Other Pooled Investment Companies totaling approximately $1.2 Billion. This number includes assets managed for vehicles/accounts that are invested in other affiliated vehicles/accounts.

(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 32 accounts totaling approximately $7.7 Billion.

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

Portfolio Manager Biography

Michael Dow is the Head of US Long Duration at UBS Global Asset Management. Mr. Dow has been an Executive Director of UBS Global Asset Management and portfolio manager of the Fund since 2008.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds’ portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management’s clients. Overall compensation can be grouped into three categories:

• Competitive salary, benchmarked to maintain competitive compensation opportunities.
• Annual bonus, which is discretionary and tied to individual contributions and investment performance.
• UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are discretionary and correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global Asset Management’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broadbased index over a three-year rolling period.

UBS AG Equity.  Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus and/or salary. Two UBS stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm’s success, and helps to maximize its integrated business strategy.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant’s Report on Form N-CSR filed November 22, 2004 (Accession Number: 0000950136-04-004099)(SEC File No. 811-02319).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 1, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	December 1, 2008